Capital Management (Tables)	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Debt to Capital Ratios

The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2016 and 2017 were as follows:

	As of December 31,
	2016	2017
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$169,280,341	$181,511,222
Less: Cash and cash equivalents	(57,578,981)	(81,674,572)

Net debt	111,701,360	99,836,650
Total equity	214,946,374	209,620,998

Total capital	$326,647,734	$309,457,648

Debt to capital ratios	34.20%	32.26%